UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

JOHN HANCOCK HEDGED EQUITY & INCOME FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Permanent elections for future proxies can be made by clicking on SET FUTURE PREFERENCES. Requesting paper materials for current or future proxies will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING.

VIEW MATERIALS ONLINE

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REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy.

If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page.

SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy.

If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page.

SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy.

If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page.

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

OF JOHN HANCOCK FUNDS FOR ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 3, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Ariel Ayanna, John J. Danello, Thomas Dee, Kinga Kapuscinski, Nicholas Kolokithas, Charles A. Rizzo, Betsy Anne Seel, Christopher Sechler, and Andrew Wilkins, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all common shares of the said Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on February 3, 2016, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Proposals

1.01	To Elect: James R. Boyle	¡ For	¡ Withhold
1.02	To Elect: Craig Bromley	¡ For	¡ Withhold
1.03	To Elect: Deborah C. Jackson	¡ For	¡ Withhold
1.04	To Elect: James M. Oates	¡ For	¡ Withhold
1.05	To Elect: Steven R. Pruchansky	¡ For	¡ Withhold

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Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on 2/03/2016 2:00 PM ET to submit new voting instructions.

This is a summary of your voting instructions for the John Hancock 2015 Annual Meeting. You may print this page for your records.

Instructions submitted on 12/14/2015 4:41:02 PM [ET]

1.01	To Elect: James R. Boyle	Voted For
1.02	To Elect: Craig Bromley	Voted For
1.03	To Elect: Deborah C. Jackson	Voted For
1.04	To Elect: James M. Oates	Voted For
1.05	To Elect: Steven R. Pruchansky	Voted For

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on 2/03/2016 2:00 PM ET to submit new voting instructions.

This is a summary of your voting instructions for the John Hancock 2015 Annual Meeting. You may print this page for your records.

Instructions submitted on 12/14/2015 4:41:17 PM [ET]

1.01	To Elect: James R. Boyle	Voted Withhold
1.02	To Elect: Craig Bromley	Voted Withhold
1.03	To Elect: Deborah C. Jackson	Voted Withhold
1.04	To Elect: James M. Oates	Voted Withhold
1.05	To Elect: Steven R. Pruchansky	Voted Withhold

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT

"WO# 27108 - JOHN HANCOCK FUNDS PROXY"

EXPECTED MAIL DATE: 12/16/15 - MEETING DATE: 02/03/2016

WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE SHAREHOLDER WILL HEAR:

INITIAL GREETING:

"Thank you for calling the Proxy Materials Order Line."

"This line is available to you until the meeting date of the current campaign"

THEN THE SHAREHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:

"To request a copy of proxy materials by mail, I'll need to validate some information from your Meeting Notice."

"On your notice there's a shaded box with a 14 digit number inside. Please enter that number now."

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:"

"Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:

"Thank you, Please hold while I validate those numbers."

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT:

"Okay, you'll be requesting meeting materials for John Hancock Funds."

THEN THE FOLLOWING SPEECH IS HEARD:

"Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your shareholder meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don’t want to set a future delivery preference, just hold on for your material order confirmation."

NEXT, THE SHAREHOLDER HEARS:

"Please hold while I process your request."

THEN THE SHAREHOLDER HEARS:

"Your request has been received. Proxy material orders will be mailed within 3 business days."

OR, IF THE SHAREHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:

"There's already a request for proxy meeting materials that's pending. Material orders are mailed within 3 business days from when they were requested."

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE SHAREHOLDER WILL HEAR:

"Since the meeting is within 10 days, I cannot guarantee that you'll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your shareholder meeting notice."

IF THE SHAREHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:

"Additionally, as you've indicated, you'll receive all future proxy meeting materials by mail."

THEN THE SHAREHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:

"If you have received a notice on another account that you'd like me to send you materials on, press one now."

THEN IF THE SHAREHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:

"Okay, to send you materials on another account we'll just need to repeat the process using the details from your other notice. Let's begin..."

IF THE SHAREHOLDER DOESN'T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:

"I'm now going to end this call. Thank you for calling. Goodbye."

JOHN HANCOCK PROXY WO # 27108 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

"Thank you for calling the proxy voting line.

Before you can vote, I'll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:

"Thank you. Please hold while I validate those numbers."

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

Okay, you'll be voting your proxy for shares in the John Hancock Funds. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:

"PROPOSAL 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

"Okay, voting for all nominees"

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

"Okay, voting withhold on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "

THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:

"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

"Okay, finished withholding from nominees"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

"Okay, you've finished voting but your vote has not yet been recorded."

"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

"Please note your vote will be cast automatically should you decide to hang up during the summary."

"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

"(Okay) Please hold while I record your vote."

THEN THEY HEAR:

"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting, goodbye."

Back to Mutual Funds Overview

Proxy Voting

Proxy Voting for John Hancock Shareholders:

The following funds are currently conducting a proxy vote:

John Hancock Fundamental Large Cap Core

The proxy vendor will be BFDS; click here for their website.

Closed-end funds

Shareholders of record as of the close of business on November 24, 2015 are cordially invited to attend the annual meeting of shareholders on Wednesday, February 3, 2016, at 2:00 P.M., Eastern Time, to be held at 601 Congress Street, Boston, Massachusetts 02210. Click here for directions.

John Hancock Financial Opportunities Fund

John Hancock Hedged Equity & Income Fund

John Hancock Income Securities Trust

John Hancock Investors Trust

John Hancock Preferred Income Fund

John Hancock Preferred Income Fund II

John Hancock Preferred Income Fund III

John Hancock Premium Dividend Fund

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Portfolio Manager Proxy Voting Records

Choose a fund to view the proxy voting activity for each company held in the fund's portfolio.

Proxy Voting Policies and Procedures

John Hancock Investments Proxy Voting Policies and Procedures

Related Resources

Download letter to shareholders, notice of meeting and proxy statement

John Hancock Financial Opportunities Fund

John Hancock Hedged Equity & Income Fund

John Hancock Income Securities Trust

John Hancock Investors Trust

John Hancock Preferred Income Fund

John Hancock Preferred Income Fund II

John Hancock Preferred Income Fund III

John Hancock Premium Dividend Fund

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Vote your proxy

Closed-End Funds

Please refer to your proxy card(s) for internet voting website address. Please call 855-742-8269 if you have any questions.

Get fund information

John Hancock Financial Opportunities Fund

John Hancock Hedged Equity & Income Fund

John Hancock Income Securities Trust

John Hancock Investors Trust

John Hancock Preferred Income Fund

John Hancock Preferred Income Fund II

John Hancock Preferred Income Fund III

John Hancock Premium Dividend Fund

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

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Copyright 1999–2015 John Hancock Funds, LLC and affiliated companies. Member FINRA | SIPC, 601

Congress Street, Boston, MA 02210.

Click here to view prospectuses for open-end, retirement, and institutional funds. A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing or sending money. These products are available for sale only within the United States.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.

Version 18.3.5.1